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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 26, 1997

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-12771                                           95-3630868
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  10260 CAMPUS POINT DRIVE, SAN DIEGO, CA 92121
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 546-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 14, 1997, pursuant to a definitive acquisition agreement dated November 20, 1996, as amended (the "Purchase Agreement"), Science Applications International Corporation ("Registrant") completed its acquisition of all the issued and outstanding common stock of Bell Communications Research, Inc. ("Bellcore"), a leading provider of communications software, engineering, and professional services. Bellcore was previously owned by the Regional Bell Operating Companies ("RBOCs"), which include Ameritech, Bell Atlantic, Bell South, NYNEX, Pacific Telesis Group, SBC Communications, and US WEST or their affiliates. A copy of the Purchase Agreement is filed herewith as Exhibits 2.1,
2.2 and 2.3 and reference is made thereto for the complete terms and conditions thereof.

     As a result of the acquisition, Bellcore became a wholly-owned subsidiary of SAIC. SAIC currently intends to make use of the assets of Bellcore to provide products and services to the communications industry.

     The preliminary purchase price of $461.7 million was funded from the Registrant's available cash on hand and from bank borrowings, including borrowings under a credit facility agreement with a group of banks. Such agreement was filed as Exhibit 10(d) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 31, 1997. The purchase price is subject to certain post closing adjustments. This transaction will be accounted for under the purchase method of accounting.

     The Press Release of the Registrant dated November 17, 1997 announcing the consummation of the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired

     Report of Independent Accountants. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated July 11, 1997.

     Consolidated Statements of Operations and Retained Earnings (Deficit) for the years ended December 31, 1996, 1995 and 1994. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated July 11, 1997.

     Consolidated Balance Sheets as of December 31, 1996 and 1995. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated July 11, 1997.

     Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995 and 1994. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated July 11, 1997.

     Notes to Consolidated Financial Statements, December 31, 1996, 1995 and 1994. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K

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     dated July 11, 1997.

     Unaudited Consolidated Statements of Operations and Retained Earnings (Deficit) for the six months ended June 30, 1997 and December 31, 1996. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.

     Unaudited Consolidated Balance Sheets as of June 30, 1997 and December 31, 1996. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.

     Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 1997 and 1996. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.

     Notes to Consolidated Financial Statements, June 30, 1997 and 1996. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.

     (b) Pro Forma Financial Information

     Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 1997. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.

     Unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended January 31, 1997 and the six months ended July 31, 1997. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.

     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements. Incorporated by reference to Item 7(a) of Registrant's Current Report on Form 8-K dated September 19, 1997.



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
Exhibit Number                      Description of Exhibit
--------------                      ----------------------
(c) Exhibits

2.1                                 Stock Purchase Agreement dated November 20,
                                    1996 by and among Ameritech Services, Inc.,
                                    Bell Atlantic NSI Holdings, Inc., BellSouth
                                    Telecommunications, Inc., Pacific Bell,
                                    Southwestern Bell Telephone Company,
                                    Telesector Resources Group, Inc., U S WEST
                                    Communications, Inc., Bell Communications
                                    Research, Inc., and Science Applications
                                    International Corporation

2.2                                 Consent and First Amendment to Stock
                                    Purchase Agreement dated April 20, 1997 by and among Ameritech Services, Inc., Bell
                                    Atlantic NSI Holdings, Inc., BellSouth
                                    Telecommunications, Inc., Pacific Bell,
                                    Southwestern Bell Telephone Company,
                                    Telesector Resources Group, Inc., U S WEST
                                    Communications, Inc., Bell Communications
                                    Research, Inc., and Science Applications
                                    International Corporation

2.3 Second Amendment to Stock Purchase Agreement dated November 14, 1997 by and among Ameritech Services, Inc., Bell Atlantic NSI
                                    Holdings, Inc., BellSouth
                                    Telecommunications, Inc., Pacific Bell,
                                    Southwestern Bell Telephone Company,
                                    Telesector Resources Group, Inc., U S WEST
                                    Communications, Inc., Bell Communications
                                    Research, Inc., and Science Applications
                                    International Corporation

99.1                                Press release of Registrant dated November
                                    17, 1997


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                        SCIENCE APPLICATIONS
                                    INTERNATIONAL CORPORATION



Date: November 26, 1997             By:    /s/ Douglas E. Scott
                                       ---------------------------------------
                                           Douglas E. Scott
                                           Senior Vice President
                                           and General Counsel